                                                                    EXHIBIT 10.8


                                 PROMISSORY NOTE

                                    (Demand)

         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of GRAY PRODUCTION TRUST the sum of FIFTEEN THOUSAND ONE HUNDRED THIRTY FIVE 75/100 ($15135.75) Dollars, together with interest of 8% per annum on the unpaid balance. The entire unpaid principal and any accrued interest shall be immediately payable 3 YRS FROM DATE.

         Upon default in making payment within 10 days of demand, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by state law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee's state.

Dated: 1 DEC 98

                                       P & A REMEDIATION, LLC.

                                       By: /s/ Richard C. Smith
                                          --------------------------------------
                                              R. C. SMITH MGR


                         SECURITY INTEREST IN GRANTED IN
                        INVENTORY AND PROCEEDS OF SALE OF
                              ATTACHED EXHIBIT "A"

GRAY PRODUCTION TRUST 1 DECEMBER 98                                      $52,233.50          $143,075.50                  $15,135.75
Inventory - Sold PAR on long term note, and agreement
to plug twenty six (26) naked wells. Cost should be app.
$250 in concrete / water, plus labor.

                                                                              TOTAL                TOTAL                      TOTAL
                                                                   USED        USED    NEW          NEW     SOLD
                                                                   UNIT        MKT.    UNIT         REP.    UNIT    QTY.      PRICE
                                                                   ----       -----    ----        -----   -----    ----      -----
OLNEY 505 KNOX LOCATION JANUARY 1999
Chart Recorder for H5 Rig                                           500         500                  800     300       1      300.00
Level and transit                                                               200                  300     100       1      100.00


YANKEE UNIT - TOM GREEN COUNTY, TEXAS
Tank from Pool - Steve used on cement trailer                                  500                  1500                      100.00
American 57 w/bad pitman arm bearings - not skidded                           1000                  4500                      400.00
6 Emsco bases / gear box parts                                                                      2500                      100.00

ARCHER CITY, TEXAS
Bell No. 1 location - Eighteen (18) 20' 21/2, and &                0.95         342       2          720    0.35     360      126.00
Three (3) 30' 2 1/2 joints                                         0.95        85.5                    0    0.35      90       31.50
2 big sills                                                           0                   5           10
One big 5 horse burnt motor laying by well
1 3/4 rod on site                                                  12.5        12.5      25           25    0.25       1        0.25
Two joints of 2 3/8 on the ground                                  0.85        25.5     1.5           45     0.3      30        9.00

Black flow line on Crowley                                          0.2        1050     0.5         2625    0.05    5250      262.50
Tank skid from Browning by Gray No. 4                               200         200     400          400                        5.00

Bell Location No. 2 - Cyclone unit                                  400         400    1500         1500                      100.00
Well head and all connections                                       250         250     750          750                       50.00

Gray No. 4 American 16 - good unit                                  500         500    2500         2500                      100.00
Sit down well head with 2 3/8 & 3/4                                 250         250     750          750                       50.00
Polis rod & liner and all connections to flow lines
98/12/30 Layed tubing on Gober trailer 950 2 3/8                   0.85       807.5     1.5         1425     0.3     950      285.00
98/12/30 Layed 38 5/8 rods on BW trailer                             10         380      20          760     0.1      38        3.80
1 1/2 insert pump to OSECO                                          250         250     500          500                       50.00

BK Well 5S 200bl with ladder on side - 3/2 swedge
bottom and no tags
                                                                    500         500    1250         1250                       50.00

Bell Well 5S Jensen 16 -  wide skid from Hart                       400         400    1250         1250                      100.00
2 3/4 rods and junk wood / big panel box laying by side              25          25     200          200    0.25       2        0.50
                                                                     12          24      24           48

Gray No. 3 Cyclone 16 with speed reducer - welded up                400         400    1500         1500                      100.00

Gray No. 2 Cyclone 16 burnt motor / unit cattle guards              400         400    1500         1500                      100.00
2 3/8 3/4 with all connections to slip type well head
98/12/30 Layed 3/4 rods on sills at well  38 3/4                     12         456      24          912    0.25      38        9.50
98/12/30 Layed tubing on Gober trailer 950 2 3/8                   0.85       807.5     1.5         1425     0.3     950      285.00
300' black flow line and electric going to Gray No. 3               0.2          60     0.5          150    0.05     300       15.00
1 1/2 insert pump to OSECO                                          250         250     600          600                       50.00

Gray Location No. 1 - Blackjack Unit                                400         400    1500         1500                      100.00
No connections                                                                                                                    --

Crowley S8 Cyclone 16 with motor, 2 7/8 pipe and 5/8 rods
sit down well head                                                                                                            100.00
                                                                    400         400    1500         1500
Sit down well head and all connections                              250         250     750          750                       50.00
3 jts bad 2 7/8                                                    0.95        85.5    0.95         85.5    0.05      90        4.50
6 5/8 rods                                                           10          60      20          120     0.1       6        0.60
1 10 rod sub 3/4                                                     50          50     100          100                        5.00
3 30' pieced of rods                                                  0           0       0            0    0.01      90        0.90
98/12/17 Tubing on Gober's trailer by pumpkin. 950 2 7/8           0.95       902.5       2         1900     0.3     950      285.00
Rods are on sills next to well. 31 3/4                               12         372      24          744    0.25      31        7.75
2" common cups and barrel to OSECO                                  250         250     600          600                       50.00

Crowley S1 - Cyclone 16 Jack no electric sit down                   400         400    1500         1500                      100.00
Sit down well head and all connections                              250         250     750          750                       50.00
700' injection tubing to S7                                        0.85         595     1.5         1050     0.3     700      210.00
Packer                                                              100         100     500          500                        5.00

Crowley S9 Cyclone 16 jack with no motor                            400         400    1500         1500                      100.00
Crowley S9 slip type well head and all connections                  250         250     850          850                       50.00
6 jts 2 7/8 on ground, with 42 3/4 rods on ground                  0.95         171       2          360    0.35     180       63.00
Another 2 3/8 jt / cork screwed pipe with piece of a rod           0.85        25.5     1.5           45    0.25      30        7.50
98/12/17 Tubing pulled onto Ed Gober's trailer by pumpkin          0.85       807.5     1.5         1425    0.35     950      332.50
Rods are on sills next to well. 950 3/4                              12         456      24          912    0.25      38        9.50
2" common cup and barrel to OSECO                                   250         250     750          750                       50.00

Crowley 1 Oilwell 16 on skids with 5 hp motor                       400         400    1750         1750                      100.00
Crowley 1 7" sit down well head and all connections                 250         250     750          750                       50.00
1000 of 2 7/8                                                      0.95         950       2         2000    0.35    1000      350.00
1000 of 3/4 rods                                                     12         480      24          960    0.25      40       10.00
1000 of 4 1/2 in this well                                         1.25        1000       2         1600     0.5     800      400.00

Crowley S3 Jenson 16 with wide skid - no motor                      250         250    1250         1250                      100.00
Crowley S3  Sit down & reducing gears / connections                 250         250     750          750                       50.00
98/12/17 Tubing onto Eric's trailer by pumpkin. 2 3/8              0.85       807.5     1.5         1425     0.3     950      285.00
Rods are on sills next to well. 3/4                                  12         456      24          912    0.25      38        9.50
1 1/2 insert pump to OSECO                                          250         250     600          600                       50.00

Crowley 14 inj. well 2 3/8 dummy to slip type well head             250         250     750          750                       50.00

Crowley S4 dummy inj. with sub to slip type well head               250         250     750          750                       50.00

Crowley S6 piece of a Whitaker 16 - gear box messed up              100         100     500          500                       10.00
Old Unit is BIG Jenson 25 walking beam, with 101 on gear
box, and bad saddle bearing                                                                                                   100.00
                                                                    500         500    1750         1750
Crowley S6 one joint of 2 3/8                                      0.85                                      0.3      30        9.00
3 10 3/4 rods subs                                                   50         150     100          300               3       30.00
1 3/4 rod                                                            12          12      24           24    0.25       1        0.25

Crowley Location No. S-11 - Chain drive unit                         50          50     750          750                       50.00
No connections                                                                                                                    --

Powell cattle guard                                                 200         200     200          200                       50.00

Powell tank battery 4 210's stairs walkway                          500        2000    1000         4000                      500.00
Powell tank battery  big knock out                                  500         500    1750         1750                      100.00
There is 1/2 of high/low contact set.  Other half is in
the barn                                                            100         100     400          400                       25.00

Old gun barrel that could be cut up into a settling
tank for pumps                                                                                                                  0.50

On sills
29 joints good tubing, Eric picked up 12/18/98                     0.85       739.5     1.5         1305     0.3     870      261.00
6 jts building pipe                                                0.85         153    0.85          153     0.3     180       54.00
Tank manifold for water truck                                                                                                   1.00

Powell No. 2  Cyclone 16 unit                                       400         400    1500         1500                      100.00
                                                                    250         250     750          750
2 3/8 with 5/8 to slip type well head and pop off
on the backside and connect                                                                                                    50.00
2 joint of 2 3/8 pile of 80 3/4 rods and one joint
of tubing                                                            12         960      24         1920    0.25      80       20.00
                                                                   0.85          51     1.5           90     0.3      60       18.00
98/12/31 tubing onto Eric's trailer 2 3/8                          0.85       807.5     1.5         1425     0.3     950      285.00
98/12/31 5/8's rods on to BW trailer                                 10         380      20          760     0.1      38        3.80
98/12/31 11/2 insert pump to OSECO                                  250         250     600          600                       50.00

Piled east of barn
Two pieces of 2 7/8 that BW can use for the house in FM                                                        0       0          --
Misc. lot of polish rods / liners from Hart                                                                                   100.00
Misc. lot of  5/8 & 3/4 rods on ground - all bad                                                                                  --

Two sets of light duty trailer axles with one bent                  200         200     505          505                       10.00
Two 4 1/2 collars and piece of pipe                                  20          20     100          100                       10.00
Seven old broken bridles for little jacks                                                                                         --
One 50 gallon butane bottle                                                                                                     5.00

One 40' x 40' tin building with 15' roof                           1500        1500    3000         3000                      750.00

Full set of tools for little pulling machine. 2" and
2 1/2" elevators, two sets of rod elevators (one big,
one little) and one of each is broken. All dogs and
pole base
                                                                    500         500    2000         2000                      500.00
 Pumpkin took rod elevators on 12/17
One 2 2/3 tubing tongs
One pipelining (laying injection pipe on the ground)
tool rack                                                                                                                       5.00

Cleavice for 8N Ford Tractor                                                     10                   50                        1.00
Two old desks - one wood and one metal (cheap and
worn out)
Breaker bar for rachet wrenches
4' x 15' steel table                                                             50                  200                        5.00
2 HP electric air pump (portable compressor) -
someone in PAR broke it                                                                                                           --
Desk top grinder                                                                 39                   39                       40.00
One 2' pipe threaders                                                            25                  200                       25.00
One 2' pipe cutters                                                              25                  100                        1.00
Two 1' pipe threaders                                                            20                  200                        1.00

Two water well pumps with control box - submersibles
- may be used in a water well somewhere
                                                                                                                                  --
Three sets big boomers                                                           30                  150                       50.00
One set little boomers                                                           10                   50                       10.00
Three more little boomers on H-5 rig                                             30                  150                       50.00
One Tulsa winch that came off Intl. For new one on it now                       250                  250                       10.00

One murphy switch that Paul took off of the Powell and
replaced with new one                                                                                250
One 15' 5'1/2 casing pump that came out of a well on the Hart                                                                   5.00
Casing tongs to hold pipe with you set after drilling                            50                   50                        5.00

One saddle bearing (could work on a unit)                                                                                       0.50

Thirty (30) or so various pulleys for electric motors                           300                  600                        3.00

30' heavy chain with one bent and one good hook                                  25                  100                       10.00
10' medium duty chain with hooks                                                 20                   50                       10.00

4 x 8 steel work table                                                           50                  200                        5.00

One heavy vacuum pump (free)                                                    100                  300                       50.00
One chemical dump                                                                25                  100                        5.00

One good (just been through) 1 1/2 pump from OSECO                              300                  600                       50.00
98/12/30 Taken to OSECO for storage
Three bad pumps on wall                                                                                                           --
One bad 1 1/2 pump barrel
One bad common barrel
Two more bad 1 1/2 barrels
One 15' monel barrel
Three 6' gas anchors                                                             50                  500                        0.30
Five plungers for down hole pumps

4' x 6' base for wooded table                                                                                                   0.05

2' x 4' Cabinet with misc. bolts, gas anchors, etc.                              50                  100                        5.00

One Century Steel Tool box with a bunch of Chester's
old wrachets                                                                     50                 1000                        5.00

One metal tool box with oil rings inside                                          0                   10                        0.05

One 2' x 4' steel table                                                          50                  200                        5.00

One small vacuum pump                                                           100                  300                       50.00

One large pulley for bull gears on units                                          5                   50                        1.00

Other half of murphy high low from Demoss

2000' telephone wire ($80)                                                       20                   80                        5.00

Two welded 2 3/8 drill bits on collars to work in
5 1/2 with three misc. tools for working in 5 1/2
                                                                                 35                  200                        5.00
One full set of chokes for gas well - production wells                           50                  400                        5.00

Shelves full of old parts - roller grips, etc                                   100                 1000                       50.00

One truck tool box with 2' ball, tin snips, and funnel,
hack saw, keyhole saw, hand saw from 79 Ford
                                                                                 50                  200                        5.00
Water pump (pressure pump) from FHILLS well or
swimming pool - pump will work                                                                                                  5.00

Part of old jagger pump                                                                                                           --

3 x 3 base for welder                                                            25                   50                        5.00

One electric compressor that appears to be locked up                             25                  100                        5.00
One gasoline powered air compressor that needs 5hp motor                         25                  100                       10.00
One 200 gallon air tank, with compressor, mounted on
wheels to be drug around                                                                                                       20.00
                                                                                 25                  200
One sit down well head for 7"                                                    25                  300                       10.00

One 2 1/2 pump, and two 1 1/2 pumps in diesel vat                               600                 1800                      150.00
98/12/17 Taken to Oseco for review

One little chain tongs                                                            5                   20                        0.50

One cutting torch bottle carrier tricycle                                        25                  100                        5.00

One welding trailer (H5 rig) with Miller Bobcat welder,
150' ground, 50' hot wire, mask, with Hydracel
Pressure pump and                                                              2000                 3500
5 horse gasoline motor with 30' 1" high pressure
hoses and misc. connections                                                                                                 1,000.00
Two 20' aluminum ladders                                             20          40                  100                       10.00

One chain hoist                                                                 100                  250                       10.00

Misc shovels, tools                                                              20                   50                        1.00

Two 3' turnbuckles                                                   10           5                  100                        0.50
One Chev. 235 6 cylinder engine from pulling machine                                                                              --

One pumping unit weight                                                                                                           --

Mounted vice for 2" on metal - for H5 rig.  Needs
to be welded up to trailer                                                                                                      5.00
                                                                     25          25                  200
2' x  4' elevated steel base with water pump from
Guthrie - free - may need packing                                                                                              25.00
                                                                     10                               25
2" Gardner Denver pump that needs ceramics on skid
needing motor                                                                   400                 1500                      100.00
4 x 8 skidded                                                                                                                 100.00
98/12/17 or so loaded on Eric goose neck and taken out
Two (2) Worthington pumps on 4 x 10 skids                                       200                 1000                          --

One 30 (fast) horse motor that was on water pump                                200                  200                          --
One 15 hp motor - probably burnt                                                                                                  --

2" Wheatley off the Hart - single phase motor                                   500                 1500                      100.00
4 x 10 skidded                                                                                                                100.00
98/12/17 or so loaded on Eric goose neck and taken out

Misc. pulley for gear box of units                                               50                  500                        5.00

2 x 4 skid with 15hp motor that need pump (was transfer
pump on Yankee)                                                                                                                 5.00
                                                                                 50                  500
One crow's nest for mast of pulling machine                                      50                  500                        5.00

One Jenson 10 jack mounted on skid from Hart - no electric                       50                  500                       25.00

Cutler Hammer box (automatic switch for water pump) from Demoss                 250                  500                       50.00
Another of the same - where did it come from - or did it come
from the Hart                                                                                                                  25.00
                                                                                250                  500
Four (4) joints of 2 3/8 tubing                                    0.85         102     1.5          180     0.3     120       36.00
98/12/17 on Eric trailer when he got the racks, the good
tubing from the sills and the Powell 8 tubing

Six (6) big power boxes from Yankee                                              25                  600       5       6       30.00
There is still one down on the Yankee in the weeds on the south side of the battery

One (1) Cyclone 16 with busted gear box - no motor -
otherwise a good unit                                                                                                          50.00
                                                                                100                  800
Ten (10) rusted out power boxes                                                                                                   --

One (1) Massey Furguson tubing trailer (irrigation trailer)                     500                 1500                       50.00
Hereafter referred to as BW trailer

Misc. fence posts & wire                                                                                                          --

Three (3) bib wheels for big truck                                                                                              3.00

On little racks
44 5/8 rods                                                          10         440      20          880     0.1      44        4.40
4 3/4 rods                                                           12          48      24           96    0.25       4        1.00
12 3/4 rods                                                          12         144      24          288    0.25      12        3.00
1 5/8 rods                                                           10          10      20           20     0.1       1        0.10
98/12/30 loaded onto Addison trailer and racks taken to
Eric's in Olney

Six polish rods and stuffing boxes off hart                                      50                  500                        1.00


Addison little air compressor / vacuum pump and trailer                                                                           --

Addison tubing trailer                                                                                                            --

In Blazer
98/12/17 or so pulling machine racks - taken to Olney
Need back

Found horse head for big jenson unit - should be on Gray No. 2                                                                    --

Motor and skid off FMC 1 1'2 on Water truck,                                    200                  500                       50.00

Skid from Hydracell off Demoss                                                  100                  300                       25.00

10 (is that correct?) power boxes from Yankee wells                                                                             --
I full control / high / low from demoss                                         250                  500                       25.00

Racks East of Barn
26 jts 2 3/8 on rack with packer                                   0.85         663     1.5         1170     0.3     780      234.00
98/12/17 or so Eric loaded all (including racks) and took
them to Olney

2 7/8 with 4 pieces BW cut off                                                                                                    --

Two full sets of tubing and rod racks                                                                                          25.00
Taken to Olney                                                                  200                  500

Perf. Nipple (machine made)                                                      10                  100                        0.50

Powell No. 3 has Jenson 6 with no motor, and open to air
slip type well head                                                                                                            20.00
                                                                                100                  800
Powell No. 7 injection well with sit slip type well head -
dummied up with one joint                                                                                                      50.00
With Jenson 4 on loc. - saddle bearing broke                                    250                  750

Powell No. 3 Bethlehem 25                                                       500                 2000                      100.00
slip type well head, and all connections                                        250                  750                       50.00
98/12/31 1000 2 3/8 tubing on to Gober's trailer to Olney          0.85       807.5       2         1900     0.3     950      285.00
98/12/31 1000 3/4 rods on Addison trailer                            12         480      24          960    0.25      40       10.00
98/12/31 1 1/2 insert pump to OSECO                                 250         250                  600                       50.00

Also Black Jack 16 with no gear box, and Cyclone 16 with
busted gear box unhooked                                                                                                       50.00
                                                                    100         100                 1000
Powell No. 8 20 jts. 2 3/8 on sills with 1 joint to
slip type well head                                                                                                            50.00
98/12/17 or so with racks and sill pipe - taken Olney              0.85         204     1.5          360     0.3     240       72.00

Powell No. 9 probably 60 of 2 3/8 to packer and slip type
well head                                                                                                                      50.00
60' pipe                                                           0.85          51     1.5           90     0.3      60       18.00
Packer                                                                           50                  500                       50.00

Powell No. 11 Blackjack 16                                          400         400                 1500                      100.00
Powell No. 11 sit down well head and all connections                            250                  750                       50.00
32 joints tubing and 3/4 rods below, electric motor - fully
functional and ready to roll
  98/12/17 or so with racks and sill pipe - taken Olney            0.85         816     1.5         1440     0.3     960      288.00
  Rods are on sills?  Pulling machine racks to Olney                 12         456      24          912    0.25      38        9.50

Powell No. 10 injection well 1000 tubing stuck at 7 with
packer to bolt down well head                                                                                                  50.00
                                                                    250         250                  750
Pipe                                                               0.85         850     1.5         1500     0.3    1000      300.00
Packer                                                                           50                  500                       50.00

Powell No. 21 injection well has dummy to slip type head
and packer - one joint?                                                                                                        50.00
                                                                                250                  750
One joint pipe                                                     0.85        25.5     1.5           45     0.3      30        9.00
Packer                                                                           50                  500                       50.00

Powell No. 12 injection well has same thing - no packer                         250                  750                       50.00
Pipe                                                               0.85        25.5     1.5           45     0.3      30        9.00

One forty (40) foot float the BW purchased from man in
Albany, that has double axles -
- Eric says old style - that has been                                           200                 3000
rigged for use with the International Truck - Eric
advise there is not a value                                                                                                   100.00

On float 34 dropped 3/4 rods, and a part of a BW mud
anchor that came out of Yankee 9-3, and a joint
of pipe that Knox built as a mud anchor - screwing up
BW instructions                                                                                                                   --

70' one inch PVC for insulation of electric wire. Use
this with the other 1"                                                                                                            --

1 roll of 50' 4 strand wire, and another roll of another
15-20 feet                                                                                                                      1.00
On main pole there is water control box, time clock, phase
converter, and three sets of electric clocks
                                                                                                                              100.00

79 Ford F150 pickup truck                                                       500                 1000                      200.00

3700 feet of 2 3/8 injection line - Powell & Crowley               0.85        3145     1.5         5550     0.3    3700    1,110.00

BALANCE DUE GRAY PRODUCTION TRUST                                        $52,233.50          $143,075.50                  $15,135.75